NATIONWIDE MUTUAL FUNDS
Nationwide Bond Fund
Nationwide Core Plus Bond Fund
Nationwide Government Money Market Fund
Nationwide Inflation-Protected Securities Fund
Nationwide Loomis Core Bond Fund
Nationwide Loomis Short Term Bond Fund
Supplement dated December 9, 2021
to the Prospectus dated March 1, 2021
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide Core Plus Bond Fund

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds held on December 8, 2021, the Board approved the termination of Thompson, Siegel & Walmsley LLC (“TSW”) as the subadviser to the Nationwide Core Plus Bond Fund (the “Fund”), and the appointment of Insight North America LLC (“Insight”) as the Fund’s new subadviser. This change is anticipated to take effect on or about February 2, 2022 (the “Effective Date”).

2.	As of the Effective Date, the Prospectus is amended as follows:

a.	All references to, and information regarding, TSW in the Prospectus are deleted in their entirety.

b.	The Fund is renamed the “Nationwide BNY Mellon Core Plus Bond ESG Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

c.	The tables under the heading “Fees and Expenses” on page 7 of the Prospectus are hereby deleted and replaced with the following:
Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	4.25%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class R6 Shares	Institutional Service Class Shares
Management Fees	0.43%	0.43%	0.43%
Distribution and/or Service (12b‑1) Fees	0.25%	None	None
Other Expenses	0.15%	0.06%	0.13%
Total Annual Fund Operating Expenses	0.83%	0.49%	0.56%
Fee Waiver/Expense Reimbursement(1)	(0.03%)	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.80%	0.46%	0.53%

(1)
Nationwide Mutual Funds (the “Trust”) and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract waiving 0.0379% of the management fee to which the Adviser would otherwise be entitled until February 28, 2023. Pursuant to the terms of the written contract, the Adviser is not entitled to recoup any fees it has waived. The written contract may be changed or eliminated only with consent of the Board of Trustees of the Trust.

d.	The table under the heading “Example” on page 7 of the Prospectus is hereby deleted and replaced with the following:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$503	$676	$863	$1,404
Class R6 Shares	47	154	271	613
Institutional Service Class Shares	54	176	310	699

e.	The information under the heading “Principal Investment Strategies” on page 8 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund may invest include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to‑be‑announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds (i.e., “junk bonds”). Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests may pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. Duration is an indication of an investment’s “interest rate risk,” or how sensitive an investment may be to changes in interest rates. Bonds with longer durations have higher risk and volatility.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength.

In addition to considering financial information, the subadviser also evaluates corporate and sovereign issuers based on environmental, social and governance (“ESG”) factors. The subadviser views ESG factors as among the important drivers of investment value, and believes that integrating ESG factors in research and engaging with issuers to improve ESG standards helps in managing portfolio risk. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating, which is calculated and assigned by the subadviser on the basis of proprietary research and/or data obtained from various ESG data providers. The subadviser’s ESG rating for each issuer is derived from multiple factors, which include, but are not limited to:

•	Environmental considerations, such as carbon emissions, climate change, biodiversity and environmental benefits;

•	Social considerations, such as human rights, diversity and inclusion, labor standards and consumer protection; and

•	Governance considerations, such as board structure, succession planning, ownership structure, internal controls and transparency.
For any particular issuer, the subadviser evaluates the ESG factors that it considers to be the most relevant to the issuer’s industry. The subadviser assigns different weights to key ESG factors according to their relevance to the industry group. For example, carbon emissions are a key environmental factor for automobile manufacturing, while labor management and standards are key social considerations for the retail sector. Consumer protection is a key social factor, and internal controls are a key governance factor, for software and service firms. The overall ESG rating is designed to indicate an issuer’s performance relative to its peers. As a result, the subadviser is able to identify companies which are best‑in‑class within a sector, even if they are in an industry group potentially exposed to more negative ESG outcomes. ESG scores range from 1 (best) to 5 (worst). Under normal circumstances, the Fund invests at least 80% of its net assets in securities of issuers with an ESG rating of 1, 2, or 3 at the time of investment.
Additionally, the subadviser may purchase impact bonds of issuers with any ESG rating where, in the opinion of the subadviser, the proceeds of the impact bond will be used to achieve an environmental, social, or governance goal and/or improve the issuer’s overall ESG rating. Typically, the subadviser seeks to invest at least 5% of the Fund’s net assets in impact bonds. Impact bonds are debt securities issued by corporations, governments and agencies in which the proceeds from the securities issued are directed towards projects that aim to achieve environmental, social or labor objectives. Examples include but are not limited to developing renewable energy infrastructure, improving energy efficiency of existing assets, and building social housing units.
The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.

f.	The information under the heading “Principal Risks” beginning on page 8 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:
Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility and redemptions, and may cause the value of the Fund’s investments to decline significantly. Currently, interest rates are at or near historic lows. The interest earned on the Fund’s investments in fixed-income securities may decline when prevailing interest rates fall. Declines in interest rates increase the likelihood that debt obligations will be pre‑paid, which, in turn, increases these risks. Very low or negative interest rates may impact the yield of the Fund’s investments in fixed-income securities and may increase the risk that, if followed by rising interest rates, the Fund’s performance will be negatively impacted. The Fund is subject to the risk that the income generated by its investments in fixed-income securities may not keep pace with inflation. Recent and potential future changes in government policy may affect interest rates.
The interest rate of fixed-rate securities is fixed at the time of purchase and does not fluctuate with general market conditions. Floating-rate securities have interest rates that vary with changes to a specific measure, such as the Treasury bill rate. Variable-rate securities have interest rates that change at preset times based on changes on the specific measure.
Credit risk – a bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, the Fund may lose money. This risk is particularly high for high-yield bonds and other securities rated below investment grade. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the market price of a bond.
Market risk – the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. This may be due to numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.
The global pandemic outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID‑19 has resulted in substantial market volatility and global business disruption, affecting the global economy and the financial health of individual companies in significant and unforeseen ways. The duration and future impact of COVID‑19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund.
Selection risk – selection risk is the risk that the securities selected by the Fund’s subadviser will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies.
Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.
Mortgage-backed and asset-backed securities risks – these securities generally are subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities also are subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid in full by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as low for a longer-term investment. Through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities.
Collateralized mortgage obligations risk – collateralized mortgage obligations exhibit similar risks to those of mortgage-backed securities but also present certain special risks. Collateralized mortgage obligations are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Collateralized mortgage obligation tranches may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a collateralized mortgage obligation tranche to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the collateralized mortgage obligation tranche.
High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss due to issuer default, decline in market value due to adverse economic and business developments, sensitivity to changing interest rates, or lack of liquidity.
Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.
Foreign currencies – foreign securities may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars.
Emerging markets risk – emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets. Since these markets are smaller than developed markets, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting and auditing standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Many emerging markets also have histories of political instability and abrupt changes in policies, and the ability to bring and enforce actions may be limited. Certain emerging markets may also face other significant internal or external risks, including the risk of war, nationalization of assets, unexpected market closures and ethnic, religious and racial conflicts.
Environmental, Social and Governance investing risk – the risk that, because the Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than investment performance, the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor.
Impact bond risk – the Fund invests in issuers financing projects that are intended or likely to have a positive environmental, social, or labor impact through investments in impact bonds. Issuers in some industry sectors might be more likely to issue impact bonds, and events or factors impacting these sectors may have a greater effect on, and may more adversely affect, the Fund than they would a fund that does not invest in impact bonds. Additionally, investments in impact bonds may provide a lower return than investments in non‑impact bonds.

Delayed-delivery risk – the risk that the security the Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund will lose the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Sovereign debt risk – sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Liquidity risk – when there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can sell its portfolio securities or instruments only at a material loss. To meet redemption requests, the Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions. Investments in foreign securities and high-yield bonds tend to have more exposure to liquidity risk than domestic securities and higher-rated bonds.
U.S. government securities risk – not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantee the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.
Redemptions risk – the Fund may be an investment option for other mutual funds that are managed as “funds‑of‑funds.” As a result, from time to time, the Fund may experience relatively large redemptions or investments. Large or continuous redemptions may increase the Fund’s transaction costs and could cause the Fund’s operating expenses to be allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. If funds‑of‑funds or other large shareholders redeem large amounts of shares rapidly or unexpectedly, the Fund may have to sell portfolio securities at times when it would not otherwise do so, which could negatively impact the Fund’s net asset value and liquidity.
Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs, may adversely impact the Fund’s performance, and may result in higher taxes when Fund shares are held in a taxable account.
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

g.	The information under the heading “Portfolio Management – Subadviser” on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

Insight North America LLC

h.	The heading and the table under the heading “Portfolio Management – Portfolio Manager” on page 10 of the Prospectus are deleted in their entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
Gautam Khanna, CFA, CPA	Head of US Multi Sector Fixed Income	Since 2022
James DiChiaro	Senior Portfolio Manager	Since 2022

i.	The information under the heading “How the Funds Invest – Principal Investment Strategies” on page 33 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is designed to provide a diversified portfolio of different types of fixed-income securities. In contrast to a typical core bond strategy, however, the Fund also invests a portion of its assets in fixed-income securities that carry higher risks, but which potentially offer higher investment rewards. The fixed-income securities in which the Fund may invest include U.S. and foreign corporate bonds, U.S. government securities, bonds issued by foreign governments, asset-backed securities and mortgage-backed securities. The Fund may invest in securities issued by foreign issuers, including those that are located in emerging market countries, although the Fund does not invest more than 20% of its net assets in emerging market securities. Some foreign securities may be denominated in currencies other than the U.S. dollar.
The Fund invests in mortgage-backed securities. Mortgage-backed securities may be either pass-through securities issued by U.S. government agencies, such as Ginnie Mae, Fannie Mae or Freddie Mac, or collateralized mortgage obligations issued either by U.S. government agencies or by private issuers. The Fund may purchase many U.S. agency pass-through securities on a when-issued (also known as “to‑be‑announced”) basis, and it may also purchase or sell such securities for delayed delivery. When entering into such a transaction, the Fund buys or sells securities with payment and delivery scheduled to take place in the future.
The Fund normally invests primarily in fixed-income securities that are rated, at the time of purchase, investment grade or the unrated equivalent as determined by the Fund’s subadviser. The Fund may, however, invest up to 25% of its net assets at the time of purchase, in high-yield bonds. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities. Securities in which the Fund invests may pay interest on either a fixed-rate or variable-rate basis.
The Fund seeks to achieve its objective by investing in securities offering the highest level of total return while simultaneously managing investment risk. The Fund’s portfolio can be expected to have an average effective duration ranging between three and eight years, although the Fund’s subadviser may lengthen or shorten the Fund’s portfolio duration outside this range depending on its evaluation of market conditions. The Fund does not have any restrictions on its average effective portfolio maturity or on the maturity or duration of the individual fixed-income securities the Fund may purchase.
In constructing the Fund’s portfolio, the subadviser relies primarily on proprietary, internally-generated credit research, focusing on both industry/sector analysis and detailed individual security selection, although the subadviser may supplement its internal research with external, third-party research and related credit tools. The subadviser seeks to identify investment opportunities based on the relative value of securities. The subadviser analyzes individual issuer credit risk based on factors such as management and depth of experience, competitive advantage, market and product position and overall financial strength.
In addition to considering financial information, the subadviser also evaluates corporate and sovereign issuers based on environmental, social and governance (“ESG”) factors. The subadviser views ESG factors as among the important drivers of investment value and believes that integrating ESG factors in research and engaging with issuers to improve ESG standards helps in managing portfolio risk. An issuer’s performance across certain ESG criteria is summarized in a proprietary ESG rating which is calculated and assigned by the subadviser on the basis of proprietary research and/or data obtained from various ESG data providers. The subadviser’s ESG rating for each issuer is derived from multiple factors, including (but not limited to) the following:

•
Environmental analysis, including an assessment of material environmental issues, such as carbon emissions, water management, energy usage, management of hazardous materials, natural resource usage, biodiversity, land management and the risks presented by extreme weather events.

•
Social analysis, including an assessment of material social issues, such as human rights, human capital management, diversity and inclusion, supply chain management, labor standards, health and safety, business ethics, consumer protection, and avoidance of corruption in all forms, including extortion and bribery.

•
Governance analysis, including an assessment of corporate governance structures and processes and taking into account a particular company’s circumstances and regulatory restrictions, guidelines and established best practices with respect to board structure, succession planning, capital structure, remuneration, risk management, internal controls, shareholder rights, ownership structure and transparency.

For any particular issuer, the subadviser evaluates the ESG factors that it considers to be the most relevant to the issuer’s industry. The ESG factors selected and their weights in the ESG ratings model are tailored to individual sectors. For example, carbon emissions are a key environmental factor for automobile manufacturing, while labor management and standards are key social considerations for the retail sector. Consumer protection is a key social factor, and internal controls are a key governance factor, for software and service firms. The overall ESG rating is designed to indicate an issuer’s performance relative to its peers. As a result, the subadviser is able to identify companies which are best‑in‑class within a sector, even if they are in an industry group potentially exposed to more negative ESG outcomes. ESG scores range from 1 (best) to 5 (worst).    Under normal circumstances, the Fund invests at least 80% of its net assets in securities of issuers with an ESG rating of 1, 2, or 3 at the time of investment.
The subadviser’s screening criteria are measured at the time of investment and are dependent upon information and data that may be incomplete, inaccurate or unavailable. Any subsequent downgrade of an issuer’s rating will be monitored by the subadviser to consider what action, if any, it should take, including engaging with the issuer’s management in an attempt to address the issue.
Additionally, the subadviser may purchase impact bonds of issuers with any ESG rating where, in the opinion of the subadviser, the proceeds of the impact bond will be used to achieve an environmental, social or governance goal and/or improve the issuer’s overall ESG rating. Typically, the subadviser seeks to invest at least 5% of the Fund’s net assets in impact bonds. The Fund’s subadviser seeks value and may sell a security in anticipation of market declines or credit downgrades or to take advantage of more favorable opportunities. The Fund may engage in active and frequent trading of portfolio securities.
Although the Fund does not invest in derivative instruments as a principal investment strategy, the Fund may use options, futures, options on futures and swaps, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit, or interest rate risk, to manage effective duration, as part of a hedging strategy, or for other purposes related to the management of the Fund. To the extent the Fund invests in a single-security derivative, the subadviser applies its ESG scoring criteria to the issuer of the underlying security. To the extent the Fund uses a derivative referencing a securities index, the subadviser does not apply its ESG scoring criteria to the issuer of the derivative or the underlying issuers comprising the index.

j.	The information under the heading “How the Funds Invest – Key Terms” beginning on page 33 of the Prospectus is deleted in its entirety and replaced with the following:

Asset-backed securities – fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.
Derivative – a contract, security or investment the value of which is based on the performance of an underlying financial asset, index or economic measure. Futures, swaps and options are derivatives because their values are based on changes in the values of an underlying asset or measure.
Duration – a measure of how much the price of a bond would change compared to a change in market interest rates, based on the remaining time until a bond matures together with other factors. A bond’s value drops when interest rates rise, and vice versa. Bonds with longer durations have higher risk and volatility.
Emerging market countries – typically are developing and low‑ or middle-income countries such as those included in the MSCI Emerging Markets Index. Emerging market countries may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East and Africa.
Fixed-income securities – securities, including bonds and other debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.
Futures – a contract that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for the cash value of a contract based on the underlying asset) at a specified price on the contract’s maturity date. The assets underlying futures contracts may be commodities, currencies, securities or financial instruments, or even intangible measures such as securities indexes or interest rates. Futures do not represent direct investments in securities (such as stocks and bonds) or commodities. Rather, futures are derivatives, because their value is derived from the performance of the assets or measures to which they relate. Futures are standardized and traded on exchanges, and therefore, typically are more liquid than other types of derivatives.
High-yield bonds – commonly referred to as “junk bonds,” these fixed-income securities are rated below investment grade by nationally recognized statistical rating organizations, such as Moody’s and Standard & Poor’s, or are unrated securities that the Fund’s subadviser believes to be of comparable quality. These bonds generally offer investors higher interest rates as a way to help compensate for the fact that the issuer is at greater risk of default.
Impact bonds – debt securities issued by corporations, governments and agencies in which the proceeds from the securities issued are directed towards projects that meet environmental, social or labor objectives.
Investment grade – the four highest rating categories of nationally recognized statistical rating organizations, including Moody’s, Standard & Poor’s and Fitch.
Maturity – the date on which the principal amount of a security is required to be paid to investors.
Mortgage-backed securities – fixed-income securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.
Options – a call option gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, an underlying security or futures contract at a specified price during the option period. A put option gives the purchaser of the option the right to sell, and the seller of the option the obligation to buy, an underlying security or futures contract at a specified price during the option period.

Swaps – a swap is an agreement that obligates two parties to exchange on specified dates series of cash flows that are calculated by reference to changes in a specified rate or the value of an underlying asset.
U.S. government securities – debt securities issued and/or guaranteed as to principal and interest by either the U.S. government, or by U.S. government agencies, U.S. government-sponsored enterprises and U.S. government instrumentalities. Securities issued or guaranteed directly by the U.S. government are supported by the full faith and credit of the United States. Securities issued or guaranteed by agencies or instrumentalities of the U.S. government, and enterprises sponsored by the U.S. government, are not direct obligations of the United States. Therefore, such securities may not be supported by the full faith and credit of the United States.

k.	The information under the heading “Principal Risks” on page 34 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund is subject to the same risks that apply to all mutual funds that invest in fixed-income securities. For instance, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate.
In addition, the Fund is subject to CREDIT RISK, DELAYED-DELIVERY RISK, EMERGING MARKETS RISK, ENVIRONMENTAL, SOCIAL AND GOVERNANCE INVESTING RISK, FOREIGN SECURITIES RISK, HIGH-YIELD BONDS RISK, IMPACT BOND RISK, INTEREST RATE RISK, LIQUIDITY RISK, MARKET RISK, MORTGAGE-BACKED AND ASSET-BACKED SECURITIES RISKS, PORTFOLIO TURNOVER RISK, PREPAYMENT AND CALL RISK, REDEMPTIONS RISK, SELECTION RISK, SOVEREIGN DEBT RISK and U.S. GOVERNMENT SECURITIES RISK, each of which is described in the section “Risks of Investing in the Funds” beginning on page 42.
The Fund cannot guarantee that it will achieve its investment objectives. Loss of money is a risk of investing in the Fund.

l.	The information under the heading “How the Funds Invest – Risks of Investing in the Funds” beginning on page 42 of the Prospectus is amended to include the following:
Delayed-delivery risk –the risk that the security a Fund buys will lose value prior to its delivery or that the seller will not meet its obligation. If this happens, the Fund loses the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Emerging markets risk – the risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets and are more expensive to trade in. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price‑to‑earnings ratios, may not apply to certain small markets. Also, there may be less publicly available and reliable information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the ability to conduct adequate due diligence in emerging markets may be limited.
Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the nationalization of assets, unexpected market closures, risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. The ability to bring and enforce actions in emerging market countries may be limited and shareholder claims may be difficult or impossible to pursue. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to developed markets. The possibility of fraud, negligence, or undue influence being exerted by the issuer or refusal to recognize that ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Environmental, Social and Governance investing risk — A Fund’s environmental, social and corporate governance (“ESG”) investing strategy, which typically selects or excludes securities of certain issuers for reasons other than investment performance, carries the risk that the Fund’s performance will differ from or underperform compared to funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Fund’s subadviser or any judgment exercised by the subadviser will reflect the opinions of any particular investor, and the factors utilized by the subadviser may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices.
In evaluating an issuer, the subadviser is dependent upon information and data obtained through voluntary or third-party reporting that may be limited, incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause the subadviser to incorrectly assess an issuer’s business practices with respect to its ESG practices. Further, different methodologies may be used by the various data sources that provide ESG data. Socially responsible norms differ by region, and an issuer’s ESG practices or the subadviser’s assessment of an issuer’s ESG practices may change over time. The subadviser’s ESG process seeks to exclude or limit issuers deemed to be fundamentally misaligned with sustainability principles.
Impact bond risk – the Fund invests in issuers financing projects that are intended or likely to have a positive environmental, social, or labor impact through investments in impact bonds.

Issuers in some industry sectors might be more likely to issue impact bonds, and events or factors impacting these sectors may have a greater effect on, and may more adversely affect, the Fund than they would a fund that does not invest in impact bonds. In addition, impact bonds selected by the subadviser may not result in direct environmental, social, or labor benefits. The proceeds of the sale of an impact bond may not be applied to appropriate, new and/or additional projects determined to be eligible for investment. Additionally, investments in impact bonds may provide a lower return than investments in non‑impact bonds.
Sovereign debt risk – the governmental entity that controls the repayment of government debt may not be willing or able to repay the principal and/or pay the interest when it becomes due, due to factors such as political considerations, the relative size of the governmental entity’s debt position in relation to the economy, cash flow problems, insufficient foreign currency reserves, the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies, and/or other national economic factors. Governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling. Further, there is no legal or bankruptcy process by which defaulted government debt may be collected in whole or in part.

m.
The information under the heading “How the Funds Invest – Risks of Investing in the Funds” regarding Derivatives Risk beginning on page 47 of the Prospectus is deleted in its entirety and replaced with the following:

As stated above, the Nationwide Bond Fund, Nationwide BNY Mellon Core Plus Bond ESG Fund and the Nationwide Inflation-Protected Securities Fund do not expect to invest significantly in derivative instruments. However, to the extent that any of these Funds invest in derivative instruments, it may be subject to the following additional risk:
Derivatives risk – a derivative is a contract or investment, the value of which is based on the performance of an underlying financial asset, index or other measure. For example, the value of a futures contract changes based on the value of the underlying index, commodity or security. Derivatives often involve leverage, which means that their use can significantly magnify the effect of price movements of the underlying assets or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Some risks of investing in derivatives include:

•	the other party to the derivatives contract may fail to fulfill its obligations;

•	their use may reduce liquidity and make a Fund harder to value, especially in declining markets and

•
when used for hedging purposes, changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Futures contracts – the volatility of futures contract prices has been historically greater than the volatility of stocks and bonds. Because futures contracts generally involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains. While futures contracts may be more liquid than other types of derivatives, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Options – if a put or call option purchased by a Fund expired without being sold or exercised, a Fund would lose the premium it paid for the option. The risk involved in writing (i.e.,

selling) a covered call option is the lack of liquidity for the option. If a Fund is not able to close out the options transaction, a Fund will not be able to sell the underlying security until the option expires or is exercised. The risk involved in writing an uncovered put option is that the market value of the underlying security could decrease. If this occurs, the option could be exercised and the underlying security would then be sold to a Fund at a higher price than its prevailing market value. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security. If this occurs, the option could be exercised and the underlying security would then be sold by a Fund at a lower price than its current market value. Purchasing and writing put and call options are highly specialized activities and entail greater-than-ordinary investment risks. To the extent that a Fund invests in over‑the‑counter options, a Fund may be exposed to credit risk with regard to parties with whom it trades and also may bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing-organization guarantees, daily marking‑to‑market and settlement, and segregation and minimum capital requirement applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.
Options on futures contracts – gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The success of a Fund’s investment in such options depends upon many factors, which may change rapidly over time. There may also be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of the options. Upon exercise of the option, the parties will be subject to all of the risks associated with futures contracts, as described above.
Swap transactions – the use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. Although certain swaps have been designated for mandatory central clearing, swaps are still privately negotiated instruments featuring a high degree of customization. Some swaps may be complex and valued subjectively. Swaps also may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Because swaps often involve leverage, their use can significantly magnify the effect of price movements of the underlying securities or reference measures, disproportionately increasing a Fund’s losses and reducing a Fund’s opportunities for gains. At present, there are few central exchanges or markets for certain swap transactions. Therefore, such swaps may be less liquid than exchange-traded swaps or instruments. In addition, if a swap counterparty defaults on its obligations under the contract, a Fund could sustain significant losses.
Leverage – leverage may be created when an investment exposes the Fund to a risk of loss that exceeds the amount invested. Certain derivatives provide the potential for investment gain or loss that may be several times greater than the change in the value of an underlying security, asset, interest rate, index or currency, resulting in the potential for a loss that may be substantially greater than the amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Because leverage can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile, a shareholder’s investment in the Fund may be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. Further, the use of leverage may require the Fund to maintain assets as “cover,” maintain segregated asset accounts, or make margin payments, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.
Nationwide Fund Advisors, although registered as a commodity pool operator under the Commodity Exchange Act (“CEA”), has claimed exclusion from the definition of the term “commodity pool operator” under the CEA, with respect to the Funds and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA in its management of the Funds.

The SEC has recently adopted a new rule which replaces current SEC and staff guidance with respect to asset segregation requirements for derivatives and other instruments such as unfunded commitment agreements, reverse repurchase agreements, or similar financing transactions. The compliance date for the new rule is August 19, 2022.

n.	The information under the heading “Fund Management – Subadvisers” on page 49 of the Prospectus is amended to include the following:
INSIGHT NORTH AMERICA LLC (“INSIGHT”), located at 200 Park Avenue, New York, NY 10166, is the subadviser to the Nationwide BNY Mellon Core Plus Bond ESG Fund. Insight was formed as a subsidiary of The Bank of New York Mellon Corporation in 2004 and has been registered as an investment adviser since 2009.

o.	The information under the heading “Nationwide Core Plus Bond Fund” on page 49 of the Prospectus is deleted in its entirety and replaced with the following:
Nationwide BNY Mellon Core Plus Bond ESG Fund
Gautam Khanna, CFA, CPA and James DiChiaro are jointly responsible for the day‑to‑day management of the Fund, including the selection of the Fund’s investments.
Mr. Khanna joined Insight’s Fixed Income Group in 2003 (via predecessor company, Cutwater Asset Management), where he serves as the Head of US Multi Sector Fixed Income.
Mr. DiChiaro joined Insight’s Fixed Income Group in 1999 (via predecessor company, Cutwater Asset Management), where he serves as a Senior Portfolio Manager.

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Insight.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE